                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549



                                 FORM 8-K-A




                               CURRENT REPORT

                   PURSUANT TO SECTION 13 or 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT of 1934



        Date of Report (Date of Earliest Event Reported) May 8, 1996



                            INNKEEPERS USA TRUST
           (Exact name of registrant as specified in its charter)


             Maryland                   0-24568                  65-0503831
   (State or other jurisdiction    (Commission File No.)       I.R.S. Employer
        of incorporation)                                   (Identification No.)


                            306 Royal Poinciana Way
                           Palm Beach, Florida 33480
                    (Address of principal executive offices)


                                 (407) 835-1800
              (Registrant's telephone number, including area code)


                                      N/A
         (former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Innkeepers USA Limited Partnership, a Virginia limited partnership (the "Partnership"), of which Innkeepers Financial Corporation, a wholly owned subsidiary of Innkeepers USA Trust (the "Registrant"), serves as sole general partner, consummated the acquisition of a 96-room Residence Inn hotel in Cherry Hill, New Jersey (the "Cherry Hill Hotel") and a 80-room Residence Inn hotel in Harrisburg, Pennsylvania (the "Harrisburg Hotel") on May 8, 1996 for a cash purchase price of $9,675,000 and $6,925,000, respectively. The Cherry Hill Hotel was purchased from Amerimar Cherry Hill Associates Limited Partnership, a New Jersey limited partnership, a party unrelated to the Registrant, in a negotiated transaction. The Harrisburg Hotel was purchased from BA-Harrisburg Associates, a Pennsylvania general partnership, a party unrelated to the
Registrant, in a negotiated transaction.   The purchase price of the Cherry
Hill and Harrisburg Hotels was paid with the proceeds of an existing line of credit from Nomura Asset Capital Corporation. The Cherry Hill and Harrisburg Hotels will be leased by the Partnership to JF Hotel, Inc., a corporation majority owned by Jeffrey H. Fisher, President and a trustee of the Registrant. JF Hotel, Inc. leases each of the hotel properties owned by the Partnership pursuant to percentage leases with the Partnership which provide for rent equal to the greater of (i) fixed base rent or (ii) percentage rent based on room revenues of the hotel. The percentage lease for the Cherry Hill and Harrisburg Hotels has a term of ten years. The base rent for the percentage lease on the Cherry Hill Hotel is $774,000. The percentage rent for the Cherry Hill Hotel is 30% of room revenue up to $1,700,000, plus 68% of room revenue in excess of $1,700,000. The base rent for the percentage lease on the Harrisburg Hotel is $554,000. The percentage rent for the Harrisburg Hotel is 30% of room revenue up to $1,380,000, plus 68% of room revenue in excess of $1,380,000. The Cherry Hill and Harrisburg Hotels will continue to be operated as a hotel properties.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

(a)      Financial Statements of the Cherry Hill and Harrisburg Hotels

         The audited balance sheet of Amerimar Cherry Hill Associates (Cherry Hill Hotel) as of December 31, 1995 and the related statements of income, changes in Partners' deficit, and cash flows for the year ended is included as Exhibit 99.1 to this Form 8-K-A.

         The audited balance sheet of BA-Harrisburg Associates (Harrisburg Hotel) as of December 31, 1995 and the related statements of income, changes in Partners' equity and cash flows for the year ended is included as Exhibit 99.2 to this Form 8-K-A.

(b)      Pro Forma Financial Information

         Pro forma financial information (unaudited) as of March 31, 1996 and for the three and twelve months ended March 31, 1996 reflecting all of the acquisitions made by the registrant since its inception, including the acquisitions of the Cherry Hill and Harrisburg Hotels, is included as Exhibit 99.3 to this Form 8-K-A.

(c)      Exhibits

         10.1 Agreement of Purchase and Sale dated March 8, 1996 between Amerimar Cherry Hill Associates Limited Partnership and Innkeepers USA Limited Partnership (Cherry Hill Hotel).

         10.2 Agreement of Purchase and Sale dated March 8, 1996 between BA-Harrisburg Associates and Innkeepers USA Limited Partnership (Harrisburg Hotel).

ITEM 7(c) Continued

         99.1 The audited balance sheet of Amerimar Cherry Hill Associates (Cherry Hill Hotel) as of December 31, 1995 and the related statements of income, changes in Partners' deficit and cash flows for the year ended.

         99.2 The audited balance sheet of BA-Harrisburg Associates (Harrisburg Hotel) as of December 31, 1995 and the related statements of income, changes in Partners' equity and cash flows for the year ended.

         99.3 Pro forma financial information (unaudited) as of March 31, 1996 and for the three and twelve months ended March 31, 1996.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  INNKEEPERS USA TRUST



July 17, 1996                                     /s/ David Bulger
- -------------                                     -------------------
Date                                              David Bulger
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)

                                 EXHIBIT INDEX

*10.1 Agreement of Purchase and Sale dated March 8, 1996 between Amerimar Cherry Hill Associates Limited Partnership and Innkeepers USA Limited Partnership (Cherry Hill Hotel).

*10.2 Agreement of Purchase and Sale dated March 8, 1996 between BA-Harrisburg Associates and Innkeepers USA Limited Partnership (Harrisburg Hotel).

 99.1 The audited balance sheet of Amerimar Cherry Hill Associates (Cherry Hill Hotel) as of December 31, 1995 and the related statements of income, changes in Partners' deficit and cash flows for the year ended.

 99.2 The audited balance sheet of BA-Harrisburg Associates (Harrisburg Hotel) as of December 31, 1995 and the related statements of income, changes in Partners' equity and cash flows for the year ended.

 99.3 Pro forma financial information (unaudited) as of March 31, 1996 and for the three and twelve months ended March 31, 1996.



*Previously filed.